SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): October 1, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

      BERMUDA                          001-16503               98-0352587
(Jurisdiction of incorporation        (Commission File       (IRS Employer
or organization)                       Number)               Identification No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 8.01       Other Events

         On October 1, 2004, Willis Group Holdings Limited issued a press release announcing that following the granting of regulatory approval, it has completed the acquisition of a 56% shareholding in Coyle Hamilton, the Republic of Ireland's largest privately owned insurance broker. The press release is attached as Exhibit 99.1 hereto.

Item 9.01       Financial Statements and Exhibits

        (c) The following document is filed as an exhibit to this report on Form 8-K:

            99.1 Press Release dated October 1, 2004 of Willis Group Holdings Limited

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   WILLIS GROUP HOLDINGS LIMITED

                                   By:   /s/ Mary E. Caiazzo
                                       ------------------------------------
                                             Mary E. Caiazzo
                                             Assistant General Counsel





Dated:  October 1, 2004

                                  EXHIBIT INDEX


Exhibit
Number     Title
-------    -----

99.1       Press Release dated October 1, 2004, of Willis Group Holdings Limited